THE HERZFELD
                                CARIBBEAN BASIN
                                   FUND, INC.

                                 ANNUAL REPORT
                                  JUNE 30, 2001

================================================================================

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

INVESTMENT ADVISOR
HERZFELD / CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

TRANSFER AGENT & REGISTRAR
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA  02116

COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Kaufman, Rossin & Co.
2699 South Bayshore Drive
Miami, FL  33133

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 65% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                         Listed NASDAQ SmallCap Market
                                  Symbol: CUBA

LETTER TO STOCKHOLDERS
================================================================================

                                                                  [PHOTO]
                                                            Thomas J. Herzfeld
                                                          Chairman and President

August 13, 2001

Dear Fellow Stockholders:

For the fiscal year ended June 30, 2001, our net asset value has gained 2.59%, increasing from $5.02 per share to $5.15 per share.

The Fund is currently fully invested with holdings in 13 Caribbean Basin countries. We are particularly interested in Cuba. Our single position in that country at present is in Cuban sovereign debt, specifically the Republic of Cuba 4.5%, 1977 bonds, issued pre-Castro (trading in default). We continue to monitor market conditions so that we will be positioned to increase our investment in that country when the U.S. embargo is lifted.

Today is Fidel Castro's 75th birthday and Cuba's future remains uncertain. One thing is for sure, however; if there is a political change in Cuba and the embargo is lifted, there will be a tremendous need for investment in that country. Our current portfolio strategy remains to concentrate on companies which we believe will do well if there is no political change. Nevertheless, many of the companies we are invested in were selected in part because we believe they will benefit from the lifting of the U.S. embargo; Florida East Coast Industries, Carnival Corp. and Royal Caribbean are excellent examples of the latter.

As for now, we are pleased that several of our Caribbean investments have done quite well. In particular, Consolidated Water Co. Ltd. (CWCO), based in the Cayman Islands, which develops and operates seawater conversion plants and water distribution systems in areas where natural supplies of drinking water are scarce, recently expanded into the Bahamas. Our Fund holds 35,600 shares of CWCO at a cost of approximately $6.39 per share. Today, the shares were trading at a new high of $11.90.

Doral Financial (DORL), based in Puerto Rico, is a financial holding company engaged in mortgage banking, banking, insurance and broker-dealer activities. Net income for the year 2000 increased 25% over the prior year. We have been a long-term investor in Doral; our Fund holds 6,000 shares at an average cost of $8.10 per share. Today's price was above $38.00 per share.

================================================================================

The Mexico Fund (MXF), a New York Stock Exchange-listed closed-end fund, of which we own 40,000 shares at a cost of $12.40 per share, was changing hands today at $19.49. We acquired most of this position when the shares were trading at 20% to 25% discounts to net asset value. We believe that closed-end funds trading at wide discounts can provide attractive opportunities. As of today, The Mexico Fund's discount has narrowed to 14%.

For the benefit of new investors, I'd like to review a few closed-end fund basics. The price of a closed-end fund is determined by supply and demand in the open market. This is quite different from the way open-end mutual funds are priced, which is based directly on net asset value per share. If buyers dominate the marketplace, the share price of a closed-end fund is pushed higher, and may thereby exceed its net asset value, to a premium. Conversely, if sellers dominate the marketplace, the share price of a closed-end fund sinks and may thereby fall below its net asset value, to a discount.

Approximately 30% of the 470 closed-end funds in the United States are currently trading at premiums to net asset value and 70% at discounts. Discounts for closed-end funds have been narrowing, and in some cases have inverted to premiums. The Herzfeld Closed-End Average, a measure of the share prices of domestic equity funds, today stands at 1.17% premium, in contrast to a discount of -16.6% when the average was created on December 31, 1987. At that time 95% of the issues in that average were trading at discounts to net asset value. Today 47% in the average are trading at premiums to net asset value.

PREMIUM/DISCOUNT

The following is a graph of the historic premium and discount of The Herzfeld Caribbean Basin Fund from inception. Today the fund was trading at a discount of

PREMIUM/DISCOUNT OF THE HERZFELD CARIBBEAN BASIN FUND FROM INCEPTION

[GRAPHIC OMITTED]

================================================================================

approximately 15%, but as you can see from the chart, the Fund has traded at both premiums and discounts to net asset value, but there hasn't been a year since inception that it hasn't hit a premium.

LARGEST ALLOCATIONS

The following tables present our largest investments and geographic allocations as of June 30, 2001.

--------------------------------------------------------------------------------
Geographic              % of Net  Largest Portfolio Positions           % of Net
Allocation               Assets                                          Assets

USA                      44.37%   Florida East Coast Industries Inc.     24.04%
Mexico                   18.26%   The Mexico Fund, Inc.                   8.97%
Panama                   11.72%   PanAmerican Beverage Inc. Cl. A         7.47%
Latin American Regional   5.61%   Banco Latinoamericano de Exportaciones  4.25%
Puerto Rico               5.48%   Florida Rock Industries, Inc.           3.80%
Cayman Islands            5.46%   Consolidated Water Co.                  3.75%
Belize                    2.50%   Royal Caribbean Cruises Ltd.            3.58%
Netherlands Antilles      2.48%   Coca Cola Femsa                         3.26%
Dominican Republic        1.38%   WorldCom Inc.-WCOM                      3.13%
Costa Rica                0.94%   AT&T Latin America Corp.                3.00%
Virgin Islands            0.42%
Colombia                  0.35%
Venezuela                 0.28%
Canada                    0.10%
Cuba                      0.00%
--------------------------------------------------------------------------------

Daily net asset values and press releases on the Fund are available on the Internet at www.herzfeld.com.

I would like to take the time to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                        Sincerely,

                                        /s/ Thomas J. Herzfeld

                                        Thomas J. Herzfeld
                                        Chairman of the Board and President

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
================================================================================
Shares or Principal Amount           Description                       Value
--------------------------           -----------                       -----

COMMON STOCKS - 99.39% OF NET ASSETS

Banking and finance - 6.99%
     8,000    Bancolombia S.A.                                      $     18,000
     3,500    Banco Ganadero S.A.                                         12,425
    10,000    Banco Latinoamericano de Exportaciones                     367,700
     6,000    Doral Financial                                            205,800

Communications - 11.10%
     2,400    Atlantic Tele-Network*                                      31,824
    52,000    AT&T Latin America Corp.                                   258,960
     1,800    Bracknell Corp.                                              8,730
     6,750    Corecomm, Inc.*                                              1,283
    16,000    Grupo Radio Centro S.A. ADR                                116,000
     3,500    Grupo Televisa S.A. GDR                                    140,035
    19,000    Tricom S.A. ADR                                            119,700
    18,100    WorldCom Inc.-WCOM                                         270,776
       724    WorldCom Inc.-MCI                                           11,656

Conglomerates - 2.52%
    42,024    Carlisle Holdings, Inc.                                    216,003
       200    Grupo Imsa S.A.                                              1,780

Construction and related - 8.99%
    12,000    Bufete Industrial S.A. ADR600
     1,936    Ceramica Carabobo Cl. A ADR                                  2,669
    13,000    Empresas ICA Sociedad Controladora ADR                      35,230
     7,000    Florida Rock Industries, Inc.                              328,300
    17,950    Mastec, Inc.                                               236,940
     7,300    Puerto Rican Cement Co.                                    173,375

Consumer products and related manufacturing - 15.14%
   800,000    Atlas Electricas S.A.                                       81,591
     1,918    Buenos Aires Embotelladora S.A. (Note 2)*                       19
    11,400    Coca Cola Femsa S.A.                                       281,580
     6,400    Grupo Casa Autrey S.A. ADR                                  37,760
    31,800    PanAmerican Beverage Inc. Cl. A                            645,540
    11,500    Savia S.A. ADR                                              32,200
    13,000    Vitro Sociedad Anonima ADR                                  34,580
    13,850    Watsco Incorporated                                        195,285

                            See accompanying notes.

-----------------------
*Non-income producing

================================================================================

Shares or Principal Amount           Description                       Value
--------------------------           -----------                       -----

Investment companies - 11.59%
     3,000    The Latin American Discovery Fund, Inc.               $     31,050
    14,680    The Latin America Equity Fund, Inc.                        195,244
    40,000    The Mexico Fund, Inc.                                      775,200

Leisure - 5.68%
     5,900    Carnival Corp.                                             181,130
     1,500    Grand Adventure Tour & Travel                                  450
    14,000    Royal Caribbean Cruises Ltd.                               309,540

Medical - 2.48%
     8,000    Orthofix International N.V.*                               214,640

Railroad and landholdings - 24.04%
    58,700    Florida East Coast Industries Inc.                       2,077,980

Retail - 0.06%
     2,500    Little Switzerland Inc.*                                     4,875

Trucking and marine freight - 3.96%
       800    Seaboard Corporation                                       166,320
    35,000    Trailer Bridge, Inc.                                        56,000
    10,000    Transportacion Maritima Mexicana ADR                       119,800

Utilities - 5.46%
    12,000    Caribbean Utilities Ltd. Cl. A                             148,200
    35,600    Consolidated Water Co. Ltd.                                323,960

Other - 1.38%
     3,300    Consorcio G Grupo Dina ADR                                   3,630
       193    Hvide Marine, Inc. warrants                                     72
     2,414    Mantex S.A.I.C.A.                                           21,171
    29,200    Margo Caribe, Inc.*                                         93,440
       833    Siderurgica Venezolana Sivensa ADR                             564
        75    Siderurgica Venezolana Sivensa "B"                              51
                                                                    ------------
TOTAL COMMON STOCKS (COST $8,083,011)                                  8,589,662

BONDS - 0% OF NET ASSETS

  $165,000    Republic of Cuba - 4.5%, 1977 - in
                default (cost $63,038) (Note 2)*                              --

Other assets less liabilities - 0.61% of net assets                       52,972
                                                                    ------------

Net assets - 100%                                                   $  8,642,634
                                                                    ============

                            See accompanying notes.

-----------------------
*Non-income producing

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
================================================================================

ASSETS

   Investment in securities, at value (cost $8,146,049) (Note 2)   $  8,589,662
   Cash                                                                  76,528
   Dividends and interest receivable                                     11,014
   Other assets                                                          38,943
                                                                   ------------
     TOTAL ASSETS                                                     8,716,147

LIABILITIES

   Accrued investment advisor fee (Note 3)        $     30,364
   Other payables                                       43,149
                                                  ------------
     TOTAL LIABILITIES                                                   73,513
                                                                   ------------

NET ASSETS (Equivalent to $5.15 per share
  based on 1,677,636 shares outstanding)                           $  8,642,634
                                                                   ============


Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 1,677,636 shares issued
      and outstanding                                              $      1,678
   Additional paid-in capital                                         8,362,502
   Undistributed net investment loss                                   (597,306)
   Undistributed net realized gain on investments                       432,147
   Net unrealized gain on investments                                   443,613
                                                                   ------------
       TOTAL                                                       $  8,642,634
                                                                   ============

                            See accompanying notes.

STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2001
================================================================================

INVESTMENT INCOME
   Dividends                                                       $    150,699
   Interest                                                               1,422
                                                                   ------------
      Total income                                                      152,121

EXPENSES
   Investment advisor fee (Note 3)                $    125,431
   Custodian fees                                       53,854
   Professional fees                                    21,041
   Transfer agent                                       17,454
   Insurance                                            15,492
   Listing fees                                          6,209
   Postage                                               5,809
   Printing                                              5,490
   Directors fees                                        5,400
   Miscellaneous                                         8,759
                                                  ------------
      Total expenses                                                    264,939
                                                                   ------------
      INVESTMENT LOSS - NET                                            (112,818)

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net realized gain on investments                    382,758
   Change in unrealized gain on investments            (51,785)
                                                  ------------
      NET GAIN ON INVESTMENTS                                           330,973
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  $    218,155
                                                                   ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED JUNE 30, 2001 AND 2000
================================================================================

                                                      2001             2000
                                                  ------------     ------------

INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
   Investment loss - net                          ($   112,818)    ($   161,567)
   Net realized gain on investments                    382,758           42,255
   Change in unrealized gain on investments            (51,785)      (1,727,853)
                                                  ------------     ------------
      Net increase (decrease) in net assets
        from operations, representing change
        in net assets                                 (218,155)      (1,847,165)

NET ASSETS:

   Beginning of year                              $  8,424,479     $ 10,271,644
                                                  ------------     ------------

   End of year                                    $  8,642,634     $  8,424,479
                                                  ============     ============

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
YEARS ENDED JUNE 30, 1997 THROUGH 2001
========================================================================================================================
                                                                          Year Ended June 30
                                              --------------------------------------------------------------------------
                                                 2001            2000            1999            1998            1997
                                              ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period       $     5.02      $     6.12      $     6.43      $     6.34      $     5.32
   Operations:
      Net investment loss                          (0.07)          (0.10)          (0.11)          (0.01)          (0.04)
      Net realized and unrealized gain
        (loss) on investments                       0.20           (1.00)           0.51            0.54            1.14
                                              ----------      ----------      ----------      ----------      ----------
          Total from (to) operations                0.13           (1.10)           0.40            0.53            1.10
                                              ----------      ----------      ----------      ----------      ----------
   Distributions:
      From net realized gains                         --              --           (0.71)          (0.44)          (0.08)
                                              ----------      ----------      ----------      ----------      ----------
          Total distributions                         --              --           (0.71)          (0.44)          (0.08)
                                              ----------      ----------      ----------      ----------      ----------

   Net asset value, end of period             $     5.15      $     5.02      $     6.12      $     6.43      $     6.34
                                              ----------      ----------      ----------      ----------      ----------

   Per share market value, end of period      $     4.20      $     5.06      $     6.00      $     6.00      $     5.25
                                              ----------      ----------      ----------      ----------      ----------

   Total investment return (loss) based on
     market value per share                      (17.04%)        (15.63%)         11.83%          23.54%          (0.90%)
                                              ----------      ----------      ----------      ----------      ----------

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)       $    8,643      $    8,424      $   10,272      $   10,784      $   10,628
                                              ----------      ----------      ----------      ----------      ----------

   Ratio of expenses to average net assets         3.11%           3.11%           3.30%           3.21%           3.01%
                                              ----------      ----------      ----------      ----------      ----------

   Ratio of investment loss -
     net to average net assets                    (1.33%)         (1.76%)         (1.95%)         (0.14%)         (0.78%)
                                              ----------      ----------      ----------      ----------      ----------

   Portfolio turnover rate                           27%             10%             59%             40%             23%
                                              ----------      ----------      ----------      ----------      ----------

                             See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ SmallCap Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At June 30, 2001, the Fund had investments in companies operating principally in Mexico and Panama representing approximately 18% and 12% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation
------------------

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Income Recognition
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Deposits with Financial Institutions
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

================================================================================

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes
------------

The Fund qualifies as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) is not subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders
-----------------------------

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

NOTE 2.   NON-MARKETABLE SECURITES OWNED

Investment in securities includes $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of June 30, 2001, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

NOTE 3.   TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the Advisor), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average monthly net assets.

During the year ended June 30, 2001, the Fund paid $18,538 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4.   INVESTMENT TRANSACTIONS

During the fiscal year ended June 30, 2001, purchases and sales of investment securities were $2,477,353 and $2,261,344, respectively.

At June 30, 2001, the Fund's investment portfolio had gross unrealized gains of $2,170,443 and gross unrealized losses of $1,726,830, resulting in a net unrealized gain of $443,613.

INDEPENDENT AUDITORS' REPORT
================================================================================

[LOGO]

To the Board of Directors and Shareholders
The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Herzfeld Caribbean Basin Fund, Inc., including the schedule of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Kaufman, Rossin & Co.

Miami, Florida
July 20, 2001

PRIVACY POLICY
================================================================================

INFORMATION WE COLLECT

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

OFFICERS AND DIRECTORS
================================================================================

THOMAS J. HERZFELD
   Chairman of the Board, President
   and Portfolio Manager

CECILIA L. GONDOR-MORALES
   Secretary, Treasurer and Director

ANN S. LIEFF
   Director

KENNETH A.B. TRIPPE
   Director

ALBERT L. WEINTRAUB
   Director